Exhibit 99.1

LIMITED FORBEARANCE AGREEMENT

This LIMITED FORBEARANCE AGREEMENT (this “Agreement”) is entered into as of July 15, 2020, among CHAPARRAL ENERGY, INC., a Delaware corporation (the “Borrower”), each Guarantor (as defined in the Credit Agreement) (the Borrower, together with each Guarantor, collectively, the “Credit Parties”), Royal Bank of Canada (individually, “RBC”), in its capacities as administrative agent for itself and the other Secured Parties (the “Administrative Agent”) and as Issuing Bank, and the Lenders party to this Agreement (including RBC).

RECITALS:

A. The Borrower, the Administrative Agent, the Issuing Bank and the financial institutions named therein as lenders (the “Lenders”) are parties to that certain Tenth Restated Credit Agreement, dated as of December 21, 2017 (as heretofore amended or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders agreed to make Loans and provide certain other financial accommodations to the Borrower.

B. The Credit Parties are indebted and obligated to the Administrative Agent and the Lenders for, without limitation, the Indebtedness, and the Credit Parties have guaranteed, and provided liens on substantially all of their assets as collateral for, the Indebtedness.

C. The Credit Parties acknowledge that, from and after the date on which the Specified Default (as more specifically described in Exhibit A attached hereto (the “Specified Default”)) occurs and so long as such Specified Default is continuing, an Event of Default under the Credit Agreement will have occurred and be continuing, as a result of which the Lenders and the Issuing Bank shall continue to not be obligated to make further Loans or issue or extend additional Letters of Credit, as applicable.

D. The Credit Parties have requested that the Administrative Agent, the Issuing Bank and Lenders, upon certain terms and conditions set forth in this Agreement, forbear from exercising their rights and remedies for a limited period expiring on the Termination Date (as defined below) arising as a result of the occurrence and continuation of the Specified Default as provided herein.

E. The Administrative Agent, the Issuing Bank and the Lenders party hereto, constituting at a minimum the Majority Lenders, are willing to grant such forbearance subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. In addition to the defined terms set forth above in the preamble and the recitals to this Agreement and to capitalized terms used and not otherwise defined herein, which shall have the same meanings as set forth in the Credit Agreement, the following terms, for the purposes of this Agreement, shall have the following meanings:

“Agent Authorizations” has the meaning given to such term in Section 21 hereof.

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“Agent Counsel” has the meaning given to such term in Section 6.2 hereof.

“Forbearance Effective Date” has the meaning given to such term in Section 4 hereof.

“Forbearance Period” means the period commencing on the Forbearance Effective Date and continuing until the Termination Date; provided, however, that the Forbearance Period shall not commence prior to the occurrence of the Specified Default.

“FTI Consulting” has the meaning given to such term in Section 4.2 hereof.

“Lender-Related Parties” has the meaning given to such term in Section 9 hereof.

“Termination Date” means 5:00 p.m. (Central Time) on the earlier of (i) July 29, 2020, and (ii) the date on which a Termination Event occurs.

“Termination Event” means the occurrence of any of the following: (i) any representation or warranty made by any Credit Party in this Agreement shall be false in any material respect when made, (ii) any Credit Party shall have failed to perform, observe or comply timely with any covenant, agreement or term contained in this Agreement, including, for the avoidance of doubt, Section 6 hereof, (iii) the exercise by any creditor (other than a trade creditor in the ordinary course of business) or holder of Debt (other than any Swap Agreement or any creditor in respect thereof) of any Credit Party, in each case, in excess of $500,000 of any right or remedy available to such creditor or holder in connection with any default under the documents governing such Debt, including, but not limited to, (A) any foreclosure or enforcement action against any Collateral or (B) any acceleration of such Debt, (iv) any Credit Party or any of its Subsidiaries asserting any claim or cause of action to repudiate or assert a defense to this Agreement, the Credit Agreement or any other Loan Document or initiating any judicial, administrative or arbitration proceeding against the Administrative Agent, the Issuing Bank or any of the Lenders related to the foregoing, or (v) any Default, or Event of Default, other than the Specified Default, shall occur or shall have occurred under any of the Loan Documents.

2. Forbearance. Each Credit Party specifically acknowledges the existence and continuation of the Specified Default as of the date that the Specified Default occurs. In reliance on the representations, warranties, covenants and agreements contained in this Agreement, and subject to the satisfaction of each condition precedent set forth in Section 4 hereof but only so long as the Termination Date shall not have occurred and except as permitted by this Agreement, the Administrative Agent, the Issuing Bank and the Lenders party hereto hereby agree to forbear (and, in the case of such Lenders, hereby direct the Administrative Agent to forbear) during the Forbearance Period from exercising their rights and remedies under the Loan Documents and applicable law arising as a result of the occurrence or continuance of the Specified Default; provided, however, that, notwithstanding the foregoing, commencing on the Forbearance Effective Date and continuing so long as any Event of Default exists, (i) all Loans outstanding shall bear interest in accordance with Section 3.2 of this Agreement and (ii) each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto in accordance with Section 2.04(e) of the Credit Agreement. Notwithstanding the foregoing, the forbearance granted by the Administrative Agent, the Issuing Bank and the Lenders shall not

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constitute, and shall not be deemed to constitute a waiver of the Specified Default or of any other Default or Event of Default under the Loan Documents. On and after the Termination Date, the Administrative Agent’s, the Issuing Bank’s and the Lenders’ agreement hereunder to forbear shall terminate automatically without further act or action by any of such Persons, and the Administrative Agent, the Issuing Bank and the Lenders shall be entitled to exercise any and all rights and remedies available to them under this Agreement or the other Loan Documents, at law, in equity or otherwise without any further lapse of time, expiration of applicable grace periods or requirements of notice, all of which are hereby expressly waived by each Credit Party. For the avoidance of doubt, the foregoing forbearance shall not prohibit the Administrative Agent from delivering notices relating to any other Defaults, Events of Default (other than the Specified Default) or a Termination Event. For the avoidance of doubt, to the extent that the Administrative Agent or any Lenders or any of their Affiliates is a party to any Swap Agreement with any Credit Party, the Administrative Agent and such Lenders are signing this Agreement solely in their capacity as the Administrative Agent or a Lender under the Loan Documents, as applicable, and nothing in this Agreement shall prohibit any party to any Swap Agreement with a Credit Party to exercise any rights or remedies it may have under any such Swap Agreement (including setoff rights against the Loans or otherwise) at any time (including during the Forbearance Period).

3. No Further Credit Extensions; Post-Default Interest Rate.

3.1. No Further Credit Extensions. From and after the Forbearance Effective Date, the Lenders and the Issuing Bank, as applicable, shall continue to not be obligated to (a) fund any Loans, (b) issue or renew any Letters of Credit or (c) otherwise make any credit extensions to or on behalf of the Credit Parties.

3.2. Post-Default Interest Rate. In accordance with Section 3.02(c) of the Credit Agreement, the Majority Lenders hereby elect that, commencing from the first day of the Forbearance Period and continuing for so long as any Event of Default exists, (a) all outstanding principal in respect of Loans and (b) all fees and other obligations under any Loan Document that are not paid when due, in either case, shall bear interest, after as well as before judgment at a rate per annum of two percent (2%) plus the rate applicable to (x) in the case of principal, such Loans as provided in Section 3.02(a) or 3.02(b) of the Credit Agreement, as applicable, or (y) in the case of fees and other obligations, ABR Loans as provided in Section 3.02(a) of the Credit Agreement (including, in each case, the Applicable Margin), but in no event to exceed the Highest Lawful Rate.

4. Conditions Precedent. This Agreement shall be effective beginning on the first date that each condition precedent set forth in this Section 4 is satisfied (the “Forbearance Effective Date”):

4.1. Signed Agreement. The Administrative Agent shall have received counterparts of this Agreement duly executed by the Administrative Agent, the Issuing Bank, the Credit Parties and the Majority Lenders.

4.2. Expenses. The Administrative Agent and related advisors shall have received payment of all reasonable and documented out-of-pocket costs and expenses (including the legal fees of Agent Counsel and the advisor fees of FTI Consulting, Inc. (“FTI Consulting”)) incurred by them for which invoices have been submitted at least one (1) Business Day prior to the Forbearance Effective Date.

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Upon the satisfaction of the foregoing conditions, the Administrative Agent shall advise the other parties hereto in writing of the occurrence of the Forbearance Effective Date.

5. Representations and Warranties. To induce the Administrative Agent, the Issuing Bank and the Lenders to enter into this Agreement, each Credit Party hereby represents and warrants as of the Forbearance Effective Date as follows:

5.1. Duly Organized. Each Credit Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and has the requisite organizational power and authority to perform its obligations under this Agreement and the other Loan Documents to which it is a party.

5.2. Authority. The execution, delivery and performance by each Credit Party of this Agreement (a) is within such Person’s corporate, limited liability company or partnership powers, has been duly authorized by all necessary corporate, limited liability company or partnership action, (b) requires no action by or in respect of, or filing with, any Governmental Authority, agency or official, (c) does not violate any applicable law or regulation in any material respect, (d) does not violate in any respect or result in a default under any agreement in respect of Material Debt binding upon such Person and (e) does not result in the creation or imposition of any Lien upon any Property of such Person (other than the Liens created by the Loan Documents). Pursuant to such corporate, limited liability company or partnership powers, this Agreement has been duly executed and delivered by each Credit Party.

5.3. Validity and Enforceability. This Agreement constitutes the valid and binding obligation of each Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

5.4. No Defenses. No Credit Party has any defenses to payment, counterclaims, or rights of setoff or recoupment with respect to any obligations applicable to such Person owing to the Administrative Agent, the Issuing Bank or any Lender as of the Forbearance Effective Date, including, without limitation, the Loans and the other Indebtedness. Without taking into effect the terms, conditions, and agreements set forth in this Agreement, as a result of the Specified Default, the Administrative Agent has the right to, in its sole and absolute discretion or at the direction of the Majority Lenders, declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable under the Credit Agreement and under any other Loan Document to be immediately due and payable.

5.5. No Other Defaults. Except for the Specified Default, no other Default or Event of Default has occurred and is continuing. Upon the occurrence of the Termination Date, the Administrative Agent has the right to, in its sole and absolute discretion or at the direction of the Majority Lenders, declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable under the Credit Agreement and under any other Loan Document to be immediately due and payable (including the payment of cash collateral to secure the LC Exposure, if any) as a result of the Specified Default.

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5.6. Principal Balance; Letters of Credit. As of the close of business on July 15, 2020, (a) the outstanding principal amount of the Loans was $212,500,000, and (b) there were no Letters of Credit outstanding.

6. Covenants. Each Credit Party shall comply with the covenants set forth in this Section 6 (whether or not a Termination Event occurs) in addition to the covenants in the Credit Agreement and any other Loan Documents.

6.1. Milestones.

(a) Termination of Swap Agreements and Repayment of Loans Schedule. By no later than 5:00 p.m. (Central Time) on July 20, 2020, the Credit Parties shall have advised the Administrative Agent of a proposed process and timeline for (i) terminating all Swap Agreements in existence on the Forbearance Effective Date and (ii) repaying the Loans from the net cash proceeds received by the Credit Parties in respect of such terminations of such Swap Agreements in an aggregate principal amount equal to (A) if such net cash proceeds are equal to or greater than $24,000,000, the greater of (1) $24,000,000 and (2) an amount equal to (x) 100% of such net cash proceeds minus (y) $9,000,000 or (B) if such net cash proceeds are less than $24,000,000, 100% of such net cash proceeds (the “Hedge Unwind Protocol”).

(b) Hedge Unwind Protocol. By no later than 5:00 p.m. (Central Time) on July 22, 2020, (i) the Credit Parties shall have proposed an additional milestone under this Section 6.1 related to the completion of the Hedge Unwind Protocol (including a deadline for completing the same), and (ii) the Administrative Agent shall have approved such proposal in writing (which may be by email) in its sole discretion. Upon any such written approval by the Administrative Agent, this Section 6.1 shall be deemed amended to add such additional milestone hereto.

(c) Budget. By no later than 5:00 p.m. (Central Time) on July 24, 2020, the Credit Parties shall have delivered to the Administrative Agent a thirteen week rolling operating budget and cash flow forecast.

6.2. Access; Cooperation. The Administrative Agent and related representatives and consultants shall have reasonable access to the Credit Parties’ business premises and to the Collateral to review, audit, appraise and evaluate the Collateral and to inspect the financial records and other records of the Credit Parties concerning the operation of their businesses, their financial condition, the transfers and expenditures of funds generated therefrom, the accrual of expenses relating thereto, and any and all other records relating to the Collateral or the operations of any of the Credit Parties. Each Credit Party will fully cooperate with the Administrative Agent and related representatives and consultants (including Agent Counsel (as defined below) and FTI Consulting) regarding such reviews, audits, evaluations and inspections, and the Credit Parties shall make their employees, consultants and professionals reasonably available to the Administrative Agent and related representatives and consultants in conducting such reviews, evaluations and inspections, in each case, during normal business hours. The Credit

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Parties acknowledge that Vinson & Elkins L.L.P. has been engaged as the Administrative Agent’s legal counsel (“Agent Counsel”) and FTI Consulting has been engaged by Agent Counsel as restructuring and financial advisor. The Credit Parties agree to pay all reasonable and documented out of pocket fees, costs and expenses of Agent Counsel and FTI Consulting promptly (but, in any event, within three (3) Business Days) upon submission of invoices therefor (which amounts shall also constitute Indebtedness secured by the Collateral).

6.3. Further Information. In addition to any notices or information required to be given under the Loan Documents, each Credit Party will provide the Administrative Agent with (a) written notice within one (1) Business Day of the occurrence of any Termination Event and/or any breach or violation of this Agreement by any Credit Party, (b) prompt written notice, but in any event within two (2) Business Days, of any notice, request or demand notice from, or pursuit of remedies by, any contractor, subcontractor or any other Person with respect to any amounts in excess of $100,000 in the aggregate owed by any Credit Parties to such Person (i) that are actually delinquent, (ii) for which such Credit Party has been previously invoiced or been given prior notice, and (iii) that are not being contested in good faith, (c) prompt written notice of a default or required redemption relating to any Material Debt of any Credit Party, (d) prompt written notice of the occurrence of any default or event of default, or the pursuit of any remedies against any Credit Party, in connection with any contract (including termination thereof), which occurrence could reasonably be expected to have a Material Adverse Effect, (e) prompt written notice of the filing or commencement of, or the threat in writing of, any action, suit (whether in state or federal court), proceeding, receivership, involuntary petition in bankruptcy, investigation or arbitration by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Credit Party, threatened against or affecting any Credit Party not previously disclosed in writing to the Administrative Agent or any material adverse development in any action, suit, proceeding, investigation or arbitration (whether or not previously disclosed to the Administrative Agent) and (f) such other information as may be reasonably requested by the Administrative Agent from time to time, promptly upon such request, including, without limitation (i) copies of any bank or other financial institution statements, (ii) accounts receivable and accounts payable agings and (iii) transactional documentation, including, without limitation, letters of intent or offers to purchase, lease or license any portion, all, or substantially all of the assets or ownership interests of any Credit Party, and letters of intent or commitments for any capital investment, loan or other financing in or to the Borrower.

6.4. No Control. No act committed or action taken by the Administrative Agent under this Agreement or the other Loan Documents will be used, construed, or deemed to hold the Administrative Agent to be in control of any Credit Party, or the governance, management or operations of any Credit Party for any purpose, without limitation, or to be participating in the management of any Credit Party or acting as a “responsible person” or “owner or operator” or a person in “control” with respect to the governance, management or operation of any Credit Party or their respective businesses (as such terms, or any similar terms, are used in the Code, Title 11 of the United States Code entitled “Bankruptcy”, or CERCLA, each as may be amended from time to time, or any other federal or state statute, at law, in equity, or otherwise) by virtue of the interests, rights, and remedies granted to or conferred upon the Administrative Agent under this Agreement or the other Loan Documents.

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Notwithstanding anything to the contrary set forth in any Loan Document, it is acknowledged and agreed that the failure by any Credit Party to comply with any covenant set forth in Section 6.1, Section 6.2, Section 6.3 or Section 6.4 in any respect shall be deemed an immediate Event of Default and, for the avoidance of doubt, such Credit Party shall not be entitled to any grace or cure period for such non-compliance that may be provided for in any other Loan Document.

7. Preservation of Collateral. Each Credit Party shall maintain the Liens and security interests in the Collateral created by the Loan Documents as first priority, perfected Liens and security interests and shall defend such Liens and security interests against the claims and demands of all Persons whomsoever except for Permitted Liens. At any time and from time to time, upon the request of the Administrative Agent, and at the sole expense of the Credit Parties, each Credit Party will promptly and duly give, execute, deliver, indorse, file or record any and all amendments, notices (including, without limitation, notifications to financial institutions and any other Person), contracts, agreements, assignments, certificates, stock powers or other instruments, use its commercial reasonable efforts to obtain any and all governmental approvals and consents, and take or cause to be taken any and all steps or acts that may be necessary or advisable or as the Administrative Agent may reasonably request to create, perfect, establish the priority of, or to preserve the validity, perfection or priority of, the Liens granted by the Loan Documents or to enable the Administrative Agent to enforce its rights, remedies, powers and privileges under the Loan Documents with respect to such Liens or to otherwise obtain or preserve the full benefits of the Loan Documents and the rights, powers and privileges therein granted.

8. Ratification of Loan Documents and Collateral. Except as modified by this Agreement, each Credit Party hereby acknowledges, ratifies, reaffirms and agrees that each of the Loan Documents to which it is a party and the first priority, perfected Liens and security interests created thereby in favor of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral, are and will remain in full force and effect and binding on such Person, and are enforceable in accordance with their respective terms and applicable law. By its execution hereof, each Credit Party (in their respective individual capacities and in their respective capacities as member, shareholder or partner of each Credit Party, as applicable) acknowledges, ratifies and reaffirms all of the terms and provisions of the Loan Documents and the enforceability thereof against it, which terms and provisions, except as modified herein, are incorporated by reference as of the Forbearance Effective Date as if set forth herein including, without limitation, all promises, agreements, warranties, representations, covenants, releases, and indemnifications contained therein. Without limitation of the foregoing, the Borrower hereby acknowledges, ratifies and confirms the Credit Agreement and all of its debts and obligations to the Administrative Agent, the Issuing Bank and the Lenders thereunder; each Credit Party hereby acknowledges, ratifies and confirms its guaranty of the Indebtedness under the Credit Agreement and all of its debts and obligations to the Administrative Agent, the Issuing Bank and the Lenders thereunder.

9. NO CLAIMS; RELEASE. EACH CREDIT PARTY (IN ITS OWN RIGHT AND ON BEHALF OF ITS PREDECESSORS, SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS) HEREBY EXPRESSLY AND UNCONDITIONALLY ACKNOWLEDGES AND AGREES THAT, AS OF THE DATE

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HEREOF, IT HAS NO SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, DEFENSES, CLAIMS, CAUSES OF ACTION, ACTIONS OR DAMAGES OF ANY CHARACTER OR NATURE, WHETHER CONTINGENT, NONCONTINGENT, LIQUIDATED, UNLIQUIDATED, FIXED, MATURED, UNMATURED, DISPUTED, UNDISPUTED, LEGAL, EQUITABLE, SECURED OR UNSECURED, KNOWN OR UNKNOWN, ACTUAL OR PUNITIVE, FORESEEN OR UNFORESEEN, DIRECT, OR INDIRECT, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE ISSUING BANK, ANY OF THEIR RESPECTIVE AFFILIATES OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, ATTORNEYS, CONSULTANTS TO ATTORNEYS (INCLUDING, WITHOUT LIMITATION AGENT COUNSEL AND FTI CONSULTING) OR REPRESENTATIVES OR ANY OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS OR ASSIGNS (COLLECTIVELY, THE “LENDER-RELATED PARTIES”) OR ANY GROUNDS OR CAUSE FOR REDUCTION, MODIFICATION, SET ASIDE OR SUBORDINATION OF THE INDEBTEDNESS OR ANY LIENS OR SECURITY INTERESTS GRANTED OR CREATED UNDER OR IN CONNECTION WITH ANY LOAN DOCUMENT IN FAVOR OF THE ADMINISTRATIVE AGENT. IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF THE ADMINISTRATIVE AGENT, THE LENDERS AND THE ISSUING BANK TO ENTER INTO THIS AGREEMENT, EACH CREDIT PARTY HEREBY KNOWINGLY AND UNCONDITIONALLY WAIVES AND FULLY AND FINALLY RELEASES AND FOREVER DISCHARGES THE LENDER-RELATED PARTIES FROM, AND COVENANTS NOT TO SUE THE LENDER-RELATED PARTIES FOR, ANY AND ALL SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, CLAIMS, CAUSES OF ACTION, ACTIONS, GROUNDS, CAUSES, DAMAGES, COSTS AND EXPENSES OF EVERY NATURE AND CHARACTER, WHETHER CONTINGENT, NONCONTINGENT, LIQUIDATED, UNLIQUIDATED, FIXED, MATURED, UNMATURED, DISPUTED, UNDISPUTED, LEGAL, EQUITABLE, SECURED OR UNSECURED, KNOWN OR UNKNOWN, ACTUAL OR PUNITIVE, FORESEEN OR UNFORESEEN, DIRECT OR INDIRECT, ARISING OUT OF OR FROM OR RELATED TO ANY OF THE LOAN DOCUMENTS, WHICH ANY CREDIT PARTY OWNS AND HOLDS AS OF THE DATE HEREOF, OR HAS AT ANY TIME PRIOR TO THE DATE HEREOF OWNED OR HELD, SUCH WAIVER, RELEASE AND DISCHARGE BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO. THIS SECTION IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE LENDER-RELATED PARTIES BY ANY CREDIT PARTY AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY ANY CREDIT PARTY IN FAVOR OF ANY OF THE LENDER-RELATED PARTIES. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, NOTHING HEREIN SHALL RELEASE OR DISCHARGE OR BE CONSTRUED OR OTHERWISE BE DEEMED TO RELEASE OR DISCHARGE IN ANY RESPECT ANY CLAIM AGAINST ANY LENDER-RELATED PARTY ARISING OUT OF OR IN CONNECTION WITH THE ACTUAL FRAUD OF SUCH LENDER-RELATED PARTY.

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10. No Obligation. Each Credit Party hereby acknowledges and understands that upon the expiration or earlier termination of the Forbearance Period, if the Specified Default has not been waived by written agreement in accordance with the Credit Agreement, or if there shall at any time exist any other Event of Default, then the Administrative Agent, the Lenders and the Issuing Bank shall have the right to proceed to exercise any or all available rights and remedies, which may include foreclosure on the Collateral and/or institution of legal proceedings. The Administrative Agent, the Lenders and the Issuing Bank shall have no obligation whatsoever to extend the maturity of the Indebtedness, waive any Default or Event of Default, defer any payments, or further forbear from exercising their rights and remedies.

11. No Implied Waivers. No failure or delay on the part of the Administrative Agent, any Lender or the Issuing Bank in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

12. INDEMNIFICATION. IN ADDITION TO, AND WITHOUT LIMITATION OF, ANY AND ALL INDEMNITIES PROVIDED IN THE OTHER LOAN DOCUMENTS, EACH CREDIT PARTY SHALL AND DOES HEREBY, JOINTLY AND SEVERALLY, INDEMNIFY AND HOLD EACH OF THE LENDER-RELATED PARTIES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, LIABILITY, LOSSES, DAMAGES, CAUSES OF ACTION, SUITS, JUDGMENTS, COSTS, AND EXPENSES, INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES AND OTHER ADVISORY FEES, ARISING OUT OF OR FROM OR RELATED TO ANY OF THE LOAN DOCUMENTS, IN EACH CASE INCLUDING THE LOSSES ARISING FROM THE SOLE OR THE CONTRIBUTORY NEGLIGENCE OF ANY LENDER-RELATED PARTY; PROVIDED, THAT SUCH INDEMNITIES SHALL NOT, AS TO ANY LENDER-RELATED PARTY, BE AVAILABLE TO THE EXTENT THAT SUCH CLAIMS, LIABILITIES, LOSSES, DAMAGES, CAUSES OF ACTION, SUITS, JUDGMENTS, COSTS, AND EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION IN A FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY LENDER-RELATED PARTY. THIS SECTION SHALL REMAIN IN FULL FORCE AND EFFECT AND SHALL SURVIVE ANY DELIVERY AND PAYMENT ON THE INDEBTEDNESS OR TERMINATION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

13. Survival. All promises, representations, warranties, covenants, and agreements made by the Credit Parties in this Agreement or any other Loan Document will survive the execution and delivery of this Agreement and any Termination Date in connection with the Agreement, and no investigation by the Administrative Agent, any Lender or the Issuing Bank or any closing will affect any right of the Administrative Agent, the Lenders and the Issuing Bank to rely upon such promises, representations, warranties, covenants, and agreements.

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14. Review and Construction of Documents. Each Credit Party hereby acknowledges, and represents and warrants to the Administrative Agent, the Lenders and the Issuing Bank that, such Person has (a) had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel, (b) reviewed this Agreement and fully understands the effects thereof and all terms and provisions contained herein, and (c) executed this Agreement of its own free will and volition. The recitals contained in this Agreement shall be construed to be part of the operative terms and provisions of this Agreement.

15. ENTIRE AGREEMENT; AMENDMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AS INCORPORATED HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO REGARDING THE MATTERS CONTAINED HEREIN, INCLUDING THE ADMINISTRATIVE AGENT’S, THE LENDERS’ AND THE ISSUING BANK’S FORBEARANCE WITH RESPECT TO THEIR RIGHTS AND REMEDIES ARISING AS A RESULT OF THE SPECIFIED DEFAULT, AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. Except as expressly provided in Section 6.1(b), the provisions of this Agreement may be amended or waived only by an instrument in writing signed by the Credit Parties, the Administrative Agent, the Issuing Bank and the Majority Lenders. The Loan Documents, as modified by this Agreement, continue to evidence the agreement of the parties with respect to the subject matter thereof.

16. Fees and Expenses. The Borrower shall pay all reasonable and documented out of pocket fees and expenses incurred by the Administrative Agent, including Agent Counsel and FTI Consulting, in connection with the preparation, negotiation and execution of this Agreement. Any documentation of fees and expenses incurred by the Administrative Agent payable by the Borrower in connection with this Agreement or otherwise, including Agent Counsel and FTI Consulting, shall be in summary format acceptable to the Administrative Agent.

17. Successors and Assigns. This Agreement will be binding upon, and will inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns, provided that the Credit Parties may not assign any rights or obligations under this Agreement without the prior written consent of the Administrative Agent, the Issuing Bank and the Lenders. Notwithstanding anything to the contrary contained in this Agreement, at any time any Event of Default (including the Specified Default) exists any Lender may assign all or a portion of its rights and obligations under the Loan Documents without the consent of the Borrower.

18. Tolling of Statutes of Limitation. The parties hereto agree that all applicable statutes of limitations with respect to the Loan Documents shall be tolled and not begin running until the Termination Date.

19. Arms-Length/Good Faith. This Agreement has been negotiated at arms-length and in good faith by the parties hereto.

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20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and applicable laws of the United States of America.

21. Interpretation. Wherever the context hereof will so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement. Except as expressly and contrarily set forth herein, any determination, agreement, decision, consent, election, approval, acceptance, waiver, designation, authorization, or other similar circumstance or matter of or by the Administrative Agent hereunder or related hereto, without limitation (the “Agent Authorizations”), shall be interpreted and construed to mean that each Agent Authorization shall be in the Administrative Agent’s sole and absolute discretion.

22. Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

23. Counterparts. This Agreement may be executed and delivered in any number of counterparts, and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument; provided, however, that no party shall be bound by this Agreement until the Credit Parties, the Administrative Agent, the Issuing Bank and the Majority Lenders have executed a counterpart hereof. Execution of this Agreement via facsimile or other electronic transmission (e.g., “.pdf”) shall be effective, and signatures received via facsimile or other electronic transmission shall be binding upon the parties hereto and shall be effective as originals.

24. Further Assurances. Each Credit Party agrees to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be reasonably requested by the Administrative Agent as necessary or advisable to carry out the intents and purposes of this Agreement.

25. Loan Documents. This Agreement is a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. To the extent of a conflict or inconsistency between this Agreement and any of the other Loan Documents, this Agreement shall control.

26. WAIVER OF JURY TRIAL. EACH CREDIT PARTY HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EACH CREDIT PARTY (A) CERTIFIES THAT NO REPRESENTATIVE OR ATTORNEY OF THE ADMINISTRATIVE AGENT, THE ISSUING BANK OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PERSON WOULD NOT, IN

11

THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT THE ADMINISTRATIVE AGENT, THE LENDERS AND THE ISSUING BANK HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVER AND CERTIFICATIONS CONTAINED HEREIN.

[Signatures Follow]

12

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BORROWER:
CHAPARRAL ENERGY, INC.,
a Delaware corporation

By:	/s/ Charles Duginski
Name:	Charles Duginski
Title:	Chief Executive Officer

GUARANTORS:

CHAPARRAL ENERGY, L.L.C., an Oklahoma limited liability company

By:	/s/ Charles Duginski
Name:	Charles Duginski
Title:	Chief Executive Officer

CHAPARRAL RESOURCES, L.L.C., an Oklahoma limited liability company

By:	/s/ Charles Duginski
Name:	Charles Duginski
Title:	Chief Executive Officer

CHAPARRAL CO2, L.L.C., an Oklahoma limited liability company

By:	/s/ Charles Duginski
Name:	Charles Duginski
Title:	Chief Executive Officer

[SIGNATURE PAGE TO LIMITED FORBEARANCE AGREEMENT – CHAPARRAL]

CEI ACQUISITION, L.L.C., a Delaware limited liability company

By:	/s/ Charles Duginski
Name:	Charles Duginski
Title:	Chief Executive Officer

CEI PIPELINE, L.L.C., a Texas limited liability company

By:	/s/ Charles Duginski
Name:	Charles Duginski
Title:	Chief Executive Officer

CHAPARRAL REAL ESTATE, L.L.C., an Oklahoma limited liability company

By:	/s/ Charles Duginski
Name:	Charles Duginski
Title:	Chief Executive Officer

GREEN COUNTRY SUPPLY, INC., an Oklahoma corporation

By:	/s/ Charles Duginski
Name:	Charles Duginski
Title:	Chief Executive Officer

CHAPARRAL EXPLORATION, L.L.C., a Delaware limited liability company

By:	/s/ Charles Duginski
Name:	Charles Duginski
Title:	Chief Executive Officer

[SIGNATURE PAGE TO LIMITED FORBEARANCE AGREEMENT – CHAPARRAL]

ROADRUNNER DRILLING, L.L.C., an Oklahoma limited liability company

By:	/s/ Charles Duginski
Name:	Charles Duginski
Title:	Chief Executive Officer

CHAPARRAL BIOFUELS, L.L.C., an Oklahoma limited liability company

By:	/s/ Charles Duginski
Name:	Charles Duginski
Title:	Chief Executive Officer

[SIGNATURE PAGE TO LIMITED FORBEARANCE AGREEMENT – CHAPARRAL]

ADMINISTRATIVE AGENT,

ROYAL BANK OF CANADA

By:	/s/ Rodica Dutka
Name:	Rodica Dutka
Title:	Manager, Agency Services Group

[SIGNATURE PAGE TO LIMITED FORBEARANCE AGREEMENT – CHAPARRAL]

ISSUING BANK AND LENDER:

ROYAL BANK OF CANADA

By:	/s/ Leslie P. Vowell
Name:	Leslie P. Vowell
Title:	Authorized Signatory

[SIGNATURE PAGE TO LIMITED FORBEARANCE AGREEMENT – CHAPARRAL]

LENDER:
CAPITAL ONE, NATIONAL ASSOCIATION

By:
Name:
Title:

[SIGNATURE PAGE TO LIMITED FORBEARANCE AGREEMENT – CHAPARRAL]

LENDER:

NATIXIS, NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO LIMITED FORBEARANCE AGREEMENT – CHAPARRAL]

LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ David M. Bornstein
Name:	David M. Bornstein
Title:	Senior Vice President

[SIGNATURE PAGE TO LIMITED FORBEARANCE AGREEMENT – CHAPARRAL]

LENDER:

SOCIÉTÉ GÉNÉRALE

By:
Name:
Title:

[SIGNATURE PAGE TO LIMITED FORBEARANCE AGREEMENT – CHAPARRAL]

LENDER:

ABN AMRO CAPITAL USA LLC

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO LIMITED FORBEARANCE AGREEMENT – CHAPARRAL]

LENDER:

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

[SIGNATURE PAGE TO LIMITED FORBEARANCE AGREEMENT – CHAPARRAL]

LENDER:

BBVA USA

By:
Name:
Title:

[SIGNATURE PAGE TO LIMITED FORBEARANCE AGREEMENT – CHAPARRAL]

LENDER:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Ronald E. Spitzer
Name:	Ronald E. Spitzer
Title:	Managing Director

By:	/s/ Kathleen Sweeney
Name:	Kathleen Sweeney
Title:	Managing Director

[SIGNATURE PAGE TO LIMITED FORBEARANCE AGREEMENT – CHAPARRAL]

LENDER:

AG ENERGY FUNDING, LLC

By:	Angelo, Gordon & Co., L.P. as its Manager

	By:	/s/ Todd Dittmann
	Name:	Todd Dittmann
	Title:	Authorized Person

[SIGNATURE PAGE TO LIMITED FORBEARANCE AGREEMENT – CHAPARRAL]

LENDER:

THE TORONTO DOMINION BANK, NEW YORK BRANCH

By:
Name:
Title:

[SIGNATURE PAGE TO LIMITED FORBEARANCE AGREEMENT – CHAPARRAL]

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Tyler D. Levings
Name:	Tyler D. Levings
Title:	Director

[SIGNATURE PAGE TO LIMITED FORBEARANCE AGREEMENT – CHAPARRAL]

LENDER:

COMERICA BANK

By:	/s/ Garrett Merrell
Name:	Garrett Merrell
Title:	Vice President

[SIGNATURE PAGE TO LIMITED FORBEARANCE AGREEMENT – CHAPARRAL]

LENDER:

EAST WEST BANK

By:	/s/ Aaron Sizemore
Name:	Aaron Sizemore
Title:	First Vice President

[SIGNATURE PAGE TO LIMITED FORBEARANCE AGREEMENT – CHAPARRAL]

EXHIBIT A

SPECIFIED DEFAULT

1.

Any Defaults and/or Events of Default arising under Section 10.01(f) of the Credit Agreement solely as a result of the failure to pay interest when due on July 15, 2020 under the Indenture dated June 29, 2018 among Chaparral Energy, Inc., the guarantors party thereto, and UMB Bank, N.A., as trustee, relating to the 8.750% Senior Notes due 2023.

[EXHIBIT A TO LIMITED FORBEARANCE AGREEMENT – CHAPARRAL]